UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:   May 4, 2006
(Date of earliest event reported)

Commission File Number	Registrant; State of Incorporation Address; and Telephone Number	IRS Employer Identification No.

1-11337	WPS RESOURCES CORPORATION (A Wisconsin Corporation) 700 North Adams Street P. O. Box 19001 Green Bay, WI 54307-9001 920-433-1727	39-1775292

Item 2.02	Results of Operations and Financial Condition

On May 4, 2006, WPS Resources Corporation will issue a news release reporting its financial results for the quarter ended March 31, 2006. A copy of the news release is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

WPS Resources will hold an earnings conference call on May 4, 2006 to discuss the 2006 financial performance of WPS Resources and its subsidiaries. For information on how to participate in the conference call, see the news release attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Exhibits. The following exhibit is being filed herewith:

		99.1	News Release dated May 4, 2006 reporting WPS Resources Corporation financial results for the quarter ended March 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPS RESOURCES CORPORATION By: /s/ Joseph P. O'Leary Joseph P. O'Leary Senior Vice President and Chief Financial Officer

Date: May 4, 2006

WPS RESOURCES CORPORATION

Exhibit Index to Form 8-K
Dated May 4, 2006

Exhibit Number

99.1	News Release dated May 4, 2006 reporting WPS Resources Corporation financial results for the quarter ended March 31, 2006